EXHIBIT 99.1

Charge Enterprises Reports Second Quarter 2022 Financial Results

Reported Revenues Increased 40% to $181.0 Million

Reported Gross Margin More than Tripled to $7.3 Million

Continued Strong Execution toward Becoming the Trusted Infrastructure Provider in Expansive EV Charging and 5G Broadband Space

New York – August 15, 2022 – Charge Enterprises, Inc. (Nasdaq: CRGE) (“Charge” or the “Company”), today reported second quarter 2022 revenues of $181.0 million, compared with $129.6 million in the second quarter of 2021. Gross margin increased to $7.3 million, compared with $2.2 million in the prior year period.

“We delivered exceptional second-quarter results through expanded orders from existing customers and new business in both the Telecommunications and EV Infrastructure sectors,” said Andrew Fox, Founder, Chairman and Chief Executive Officer. “Charge Enterprises’ approach is investment in foundational infrastructure, specifically 5G service and EV charging, and working with businesses that will spread these technologies quickly. Our customer base includes large global telecom carriers, mobile operators, and federal contractors, as well as automotive OEMs, dealerships, and fleet operators.”

“Our core strategy is solid, we’re focused on organic growth, levering subsidiary expertise, and investing in high growth areas,” he said. “A key Charge initiative is our Network Operations Center (‘NOC’), where we provide our customers with high-quality maintenance and service when, how and where they want it, which generates monthly recurring revenue for our business.”

According to Fox, the upcoming years represent a pivotal period for EV charging and 5G broadband infrastructure. “Heavy investment will flow into this space from both public and private sources, and we’re positioning Charge Enterprises to be the trusted infrastructure provider, which is why we’re investing in new systems and advanced technologies and why we provide ongoing maintenance ensuring our customers experience seamless around the clock operation.”

Second Quarter 2022 Results – Selected Financial Information

($ in thousands)	As Reported Three months ended June 30,			As Reported Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Total Revenues	$181,041	$129,577	$51,464	$344,019	$240,711	$103,308
Gross Margin	7,281	2,151	5,130	13,751	3,725	10,026
Net Income / (Loss)	(19,642)	(10,085)	(9,557)	(32,782)	(11,664)	(21,118)
Adjusted EBITDA(1)	$(1,602)	$(2,366)	$764	$(3,437)	$(3,125)	$(312)

($ in thousands)	Proforma Three months ended June 30,			Proforma Six months ended June 30
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Total Revenues	$181,041	$142,617	$38,424	$344,249	$268,168	$76,081
Gross Margin	7,281	5,629	1,652	13,895	10,651	3,244
Net Income / (Loss)	(19,642)	(8,416)	(11,226)	(32,709)	(9,373)	(23,336)
Adjusted EBITDA(1)	$(1,602)	$(2,548)	$946	$(3,364)	$(2,552)	$(812)

(1) Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation and amortization, and amortization of debt discount and debt issue costs adjusted for stock-based compensation, loss on impairment, (income) loss from investments, net, other (income) expense, net, and foreign exchange adjustments. Refer to Appendix for definition and complete non-GAAP reconciliation for Adjusted EBITDA.

Reported financial results include operations from the date of acquisition: Advanced Network Services (“ANS”) acquired on May 21, 2021; BW Electrical Services (“BW”) acquired on December 27, 2021; and EV Group Holdings (“EV Depot”) acquired on January 14, 2022. Due to the timing of certain acquisitions, current quarter results are not necessarily comparable to the year-ago periods.

Proforma financial results include: the full three and six months periods for all of the Company’s operations, including acquisitions, for 2021 and 2022 as if they happened on the first day of the respective period. Management believes that presenting proforma results is important to understanding the Company’s financial performance and provides better analysis of trends in the Company’s underlying businesses as it allows for comparability to prior period results.

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Reported revenues increased $51.5 million to $181.0 million in the quarter, and proforma revenues increased $38.4 million to $181.0 million, compared with the second quarter of 2021. The increase in reported and proforma revenues was driven by higher revenues in both of the Company’s business segments.

•

Telecommunications: Reported revenues and proforma revenues increased $29.6 million, compared with the second quarter of 2021. The increase was primarily driven by higher wholesale traffic volumes, as a result of geo-political unrest in various regions of the world.

•

Infrastructure: Reported revenues increased $21.8 million, and proforma revenues increased $8.8 million, compared with the second quarter of 2021. The seven-fold increase in reported revenues was due to the Company’s acquisitions of ANS, BW, and EV Depot. The 53% increase in proforma revenues demonstrates the success of the Company’s strategy to drive organic growth.

Reported gross margin increased $5.1 million to $7.3 million, and proforma gross margin increased $1.7 million to $7.3 million, compared with the second quarter of 2021. The increase in reported and proforma gross margin was primarily driven by higher revenues and margin expansion in the Company’s Infrastructure business segment, partially offset by lower gross margin in its Telecommunications business segment.

Reported net loss was $19.6 million, compared with a net loss of $10.1 million in the prior year period, and proforma net loss was $19.6 million, compared with a net loss of $8.4 million in the second quarter of 2021. On a reported basis, the incremental expenses after gross margin were primarily related to investments the Company continued to make in its people and capital structure, positioning Charge for growth. The largest drivers over the prior year period were:

•	$9.8 million in stock-based compensation expense, which represented a $0.5 million increase;
•	$3.9 million in general and administrative expense, which represented a $1.8 million increase;
•	$4.1 million in salaries and related benefits, which represented a $2.3 million increase, driven by the Company’s growth, and acquisitions of ANS, BW, and EV Depot; and
•

$7.2 million in total other expense, net, which represented a $6.8 million increase, and included a $4.3 million non-cash charge related to the exchange of convertible notes for preferred equity, allowing the Company to move towards a more favorable capital structure.

3

The reported net loss of $19.6 million, adjusted for non-cash and certain one-time items, resulted in an Adjusted EBITDA loss of $1.6 million, compared with an Adjusted EBITDA loss of $2.4 million in the prior year period. See Appendix for full reconciliation.

As of June 30, 2022, Charge held $62.9 million in cash, cash equivalents and marketable securities.

Charge’s CFO Leah Schweller commented, “During the quarter, our operating subsidiaries’ core business models continued to drive proforma organic growth and margin. In addition, we increased our market share, adding additional value through the collaboration between our ANS and BW teams, achieving new revenue growth. It is notable that we were able to improve profitability, within the context of inflation and labor challenges that impacted our entire industry. We continued to invest the incremental gross margin dollars we achieved primarily in our infrastructure businesses and to some extent at the corporate level to build out the overall Company foundation.”

To support our growth plans, meet evolving customer needs and position us well in the marketplace, we are pursuing additional opportunities to expand our product offerings. We are addressing the increasing demand for maintenance and monitoring services through our NOC and expanding our global Telecommunications business with the execution of Short Message Services (SMS) agreements for commercial use in Application to Person (A2P) messaging.”

For further details of the Company’s financials, please see Charge Enterprises’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the Securities and Exchange Commission on August 15, 2022 and available on Charge’s website Charge | SEC Filings. Financial statements prior to December 31, 2021 were filed with the OTC Markets.

Second Half 2022 and 2023 Priorities

Charge serves a large addressable market with an urgent need for updated infrastructure at the crossroads of EV Charging and Communications. This combined sector is propelled by strong tailwinds from private and public spending.

Charge’s mission over the next 18 months remains focused on the execution of being the trusted infrastructure provider in the EV charging and 5G broadband space. The Company’s strategy is to integrate and optimize value from high-quality assets with growing recurring revenue streams across its core competencies by:

•	Executing seamlessly for Telecommunications and Infrastructure customers;
•

Broadening its value proposition to meet evolving customer needs, adding capabilities both through internal development and targeted strategic and opportunistic M&A to optimize Charge’s competitive edge as a trusted advisor;

•	Proceeding at a measured and methodical pace to build a healthy foundation with refined processes for sustained long-term growth; and
•	Development of new software products and services.

About Charge Enterprises, Inc.

Telecommunications

Our Telecommunications business (“Telecommunications”) has provided routing of both voice and data to Carriers and Mobile Network Operators (“MNOs”) globally for over two decades and is poised to selectively add profitable products and services to this long-established business.

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Infrastructure

Our Infrastructure business (“Infrastructure”) has a primary focus on two fast growing sectors: electric vehicle (“EV”) charging, and Telecommunications Network 5G, including cell tower, small cell, and in-building applications. Solutions for these two sectors include: Design and Engineering, Equipment Specification and Sourcing, Installation, Data and Software Solutions, and Service and Maintenance.

To learn more about Charge, visit Charge Enterprises, Inc.

Notice Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge’s future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the business plans and strategies of Charge, Charge’s future business development, market acceptance of electric vehicles, Charge’s ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in Charge’s filings with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC which are available on the SEC’s website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Notice Regarding Non-GAAP Measures

The press release includes both financial measures in accordance with U.S. generally accepted accounting principles (“GAAP”), as well as non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. See the Appendix for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

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Media Contacts:

Steve Keyes (248) 952-7022

Steve.keyes@centigrade.com

Investor Relations:

Christine Cannella (954) 298-6518

Ccannella@charge.enterprises

Carolyn Capaccio, CFA (212) 838-3777

Ccapaccio@lhai.com

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APPENDIX

CHARGE ENTERPRISES, INC.

CONSOLIDATED RESULTS OF OPERATIONS

	As Reported			As Reported
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues
Telecommunications	$155,607	$125,960	$29,647	$298,966	$237,087	$61,879
Infrastructure	25,434	3,617	21,817	45,052	3,624	41,428
Total Revenues	181,041	129,577	51,464	344,018	240,711	103,307
Cost of Goods Sold	173,760	127,426	46,334	330,267	236,986	93,281
Gross Margin	7,281	2,151	5,130	13,751	3,725	10,026
Stock based compensation	9,761	9,230	531	20,504	13,794	6,710
General and administrative	3,908	2,141	1,767	6,905	3,396	3,509
Salaries and related benefits	4,127	1,791	2,336	8,370	2,623	5,747
Professional fees	848	586	262	1,913	832	1,081
Depreciation expense	1,103	98	1,005	1,312	148	1,164
Income (loss) from operations	(12,466)	(11,695)	(771)	(25,253)	(17,068)	(8,185)
Other operating (income) expense	7,188	401	6,787	9,119	(2,211)	11,330
Income tax expense / (benefit)	(12)	(2,011)	1,999	(1,590)	(3,193)	1,603
Net income (loss)	$(19,642)	$(10,085)	$(9,557)	$(32,782)	$(11,664)	$(21,118)

	Proforma			Proforma
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues
Telecommunications	$155,607	$125,960	$29,647	$298,966	$237,087	$61,879
Infrastructure	25,434	16,657	8,777	45,283	31,081	14,202
Total Revenues	181,041	142,617	38,424	344,249	268,168	76,081
Cost of Goods Sold	173,760	136,988	36,772	330,354	257,517	72,837
Gross Margin	7,281	5,629	1,652	13,895	10,651	3,244
Stock based compensation	9,761	9,230	531	20,504	13,794	6,710
General and administrative	3,908	2,907	1,001	6,953	4,988	1,965
Salaries and related benefits	4,127	4,591	(464)	8,383	7,226	1,157
Professional fees	848	678	170	1,913	989	924
Depreciation expense	1,103	196	907	1,312	382	930
Income (loss) from operations	(12,466)	(11,973)	(493)	(25,170)	(16,728)	(8,442)
Other operating (income) expense	7,188	(1,678)	8,866	9,129	(4,294)	13,423
Income tax expense / (benefit)	(12)	(1,879)	1,867	(1,590)	(3,061)	1,471
Net income (loss)	$(19,642)	$(8,416)	$(11,226)	$(32,709)	$(9,373)	$(23,336)

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CHARGE ENTERPRISES, INC.
SEGMENT RESULTS OF OPERATIONS Telecommunications
	As Reported and Proforma
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues	$155,607	$125,960	$29,647	$298,966	$237,087	$61,879
Cost of Goods Sold	154,520	124,463	30,057	296,451	234,020	62,431
Gross Margin	1,087	1,497	(410)	2,515	3,067	(552)
Stock based compensation	-	-	-	-	-	-
General and administrative	495	451	44	1,009	787	222
Salaries and related benefits	179	411	(232)	498	887	(389)
Professional fees	10	(1)	11	35	16	19
Depreciation expense	42	50	(8)	86	100	(14)
Income (loss) from operations	361	586	(225)	887	1,277	(390)
Other operating (income) expense	(201)	68	(269)	(73)	541	(614)
Income tax expense / (benefit)	(68)	(52)	(16)	(252)	(175)	(77)
Net income (loss)	$630	$570	$60	$1,212	$911	$301

Infrastructure

	As Reported			As Reported
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues	$25,434	$3,617	$21,817	$45,052	$3,624	$41,428
Cost of Goods Sold	19,240	2,963	16,277	33,816	2,966	30,850
Gross Margin	6,194	654	5,540	11,236	658	10,578
Stock based compensation	-	-	-	-	-	-
General and administrative	1,148	513	635	2,208	898	1,310
Salaries and related benefits	2,248	350	1,898	4,368	433	3,935
Professional fees	81	14	67	141	19	122
Depreciation expense	1,061	48	1,013	1,226	48	1,178
Income (loss) from operations	1,656	(271)	1,927	3,293	(740)	4,033
Other operating (income) expense	365	(33)	398	814	(29)	843
Income tax expense / (benefit)	(15)	(45)	30	(105)	(45)	(60)
Net income (loss)	$1,306	$(193)	$1,499	$2,584	$(666)	$3,250

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	Proforma			Proforma
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues	$25,434	$16,657	$8,777	$45,283	$31,081	$14,202
Cost of Goods Sold	19,240	12,525	6,715	33,903	23,497	10,406
Gross Margin	6,194	4,132	2,062	11,380	7,584	3,796
Stock based compensation	-	-	-	-	-	-
General and administrative	1,148	1,279	(131)	2,256	2,490	(234)
Salaries and related benefits	2,248	3,150	(902)	4,381	5,036	(655)
Professional fees	81	106	(25)	141	176	(35)
Depreciation expense	1,061	146	915	1,226	282	944
Income (loss) from operations	1,656	(549)	2,205	3,376	(400)	3,776
Other operating (income) expense	365	(2,112)	2,477	823	(2,112)	2,935
Income tax expense / (benefit)	(15)	87	(102)	(105)	87	(192)
Net income (loss)	$1,306	$1,476	$(170)	$2,658	$1,625	$1,033

Non-Operating Corporate

	As Reported and Proforma
($ in thousands)	Three months ended June 30,			Six months ended June 30,
			Increase			Increase
	2022	2021	(Decrease)	2022	2021	(Decrease)
Revenues	$-	$-	$-	$-	$-	$-
Cost of Goods Sold	-	-	-	-	-	-
Gross Margin	-	-	-	-	-	-
Stock based compensation	9,761	9,230	531	20,504	13,794	6,710
General and administrative	2,265	1,177	1,088	3,688	1,711	1,977
Salaries and related benefits	1,700	1,030	670	3,504	1,303	2,201
Professional fees	757	573	184	1,737	797	940
Depreciation expense	-	-	-	-	-	-
Income (loss) from operations	(14,483)	(12,010)	(2,473)	(29,433)	(17,605)	(11,828)
Other operating (income) expense	7,024	366	6,658	8,379	(2,723)	11,102
Income tax expense / (benefit)	71	(1,914)	1,985	(1,233)	(2,973)	1,740
Net income (loss)	$(21,578)	$(10,462)	$(11,116)	$(36,579)	$(11,909)	$(24,670)

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CHARGE ENTERPRISES, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$46,581,305	$18,238,264
Accounts receivable net of allowances of $202,220 and $176,949, respectively	75,068,872	73,334,183
Inventory	168,430	111,070
Deposits, prepaids and other current assets	3,034,526	1,721,222
Investments in marketable securities	16,325,152	9,618,743
Investments in non-marketable securities	100,000	100,000
Cost in excess of billings	8,258,082	4,812,483
Total current assets	149,536,367	107,935,965

Property, plant and equipment, net	1,697,810	2,011,668
Intangible assets, net	11,063,395	-
Finance lease asset	381,110	469,645
Operating lease right-of-use asset	3,800,935	1,558,052
Non-current assets	232,000	-
Goodwill	36,017,209	26,054,522
Deferred tax asset	4,579,213	5,579,660
Total assets	$207,308,039	$143,609,512

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$99,752,963	$71,428,301
Accrued liabilities	8,162,742	5,739,475
Deferred revenue	5,276,074	7,017,392
Derivative Liability	40,442,518	-
Convertible notes payable, net of discount	-	2,700,337
Line of credit	2,757,218	1,898,143
Finance lease liability	159,215	159,215
Operating lease liability	1,325,013	125,191
Total current liabilities	157,875,743	89,068,054

Non-current liabilities
Finance lease liability, non-current	134,639	218,825
Operating lease liability, non-current	2,552,449	1,442,743
Notes payable, net of discount	22,253,430	26,087,523
Convertible notes payable, net of discount	-	4,475,260
Total liabilities	182,816,261	121,292,405

Mezzanine Equity
Series B Preferred Stock (239,510 and 2,395,105 shares issued and outstanding at June 30, 2022 and December 31, 2021)	685,000	6,850,000
Series C Preferred Stock (6,226,379 shares issued and outstanding at June 30, 2022)	16,571,656	-
Total Mezzanine Equity	17,256,656	6,850,000

Commitments, contingencies and concentration risk (Note 16)

Stockholders’ Equity
Preferred stock, $0.0001 par value, 10,000,000 shares authorized;
Series C: 2,370,370 shares issued and outstanding at December 31, 2021	-	237
Series D: 1,177,023 shares issued and outstanding at June 30, 2022	118	-
Common stock, $0.0001 par value; 750,000,000 shares authorized 206,082,652 and 184,266,934 issued and outstanding at June 30, 2022 and December 31, 2021	20,608	18,426
Common stock to be issued, 0 shares at June 30, 2022 and 6,587,897 December 31, 2021	-	658
Additional paid in capital	182,479,967	126,869,604
Accumulated other comprehensive income (loss)	(32,859)	(32,289)
Accumulated deficit	(175,232,712)	(111,389,529)
Total stockholders’ equity	7,235,122	15,467,107
Total liabilities and stockholders’ equity	$207,308,039	$143,609,512

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CHARGE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2022	2021	2022	2021
Revenues	$181,040,612	$129,576,795	$344,018,502	$240,710,698
Cost of Goods Sold	173,759,629	127,425,665	330,267,261	236,985,532
Gross Margin	7,280,983	2,151,130	13,751,241	3,725,166

Operating expenses
Stock based compensation	9,760,707	9,230,400	20,504,339	13,793,596
General and administrative	3,907,831	2,140,701	6,904,515	3,395,701
Salaries and related benefits	4,127,328	1,791,076	8,370,009	2,623,460
Professional fees	848,122	585,449	1,912,609	832,601
Depreciation and amortization expense	1,103,065	97,956	1,312,119	147,903
Total operating expenses	19,747,053	13,845,582	39,003,591	20,793,261

(Loss) from operations	(12,466,070)	(11,694,452)	(25,252,350)	(17,068,095)

Other income (expenses):
Income (loss) from investments, net	(912,369)	859,614	(1,022,375)	4,261,328
Amortization of debt discount	(6,414,071)	(920,914)	(7,443,668)	(982,788)
Amortization of debt discount, related party	-	-	-	(95,127)
Interest expense	(745,728)	(267,681)	(1,480,781)	(448,683)
Other income (expense), net	715,238	(10,508)	913,591	(10,838)
Foreign exchange adjustments	169,411	(61,234)	(86,191)	(512,712)
Total other expenses, net	(7,187,519)	(400,723)	(9,119,424)	2,211,180

Income (loss) before income taxes	(19,653,589)	(12,095,175)	(34,371,774)	(14,856,915)

Income tax benefit (expense)	11,337	2,010,198	1,589,620	3,192,832

Net (loss)	$(19,642,252)	$(10,084,977)	$(32,782,154)	$(11,664,083)
Deemed dividend	(32,841,317)	-	(36,697,317)	-
Preferred dividends	(352,826)	-	(619,813)	-
Net loss available to common stockholders	$(52,836,395)	$(10,084,977)	$(70,099,284)	$(11,664,083)

Basic and diluted loss per share available to common stockholders	$(0.27)	$(0.07)	$(0.37)	$(0.08)

Weighted average number of shares outstanding, basic and diluted	193,507,946	151,120,416	190,965,948	149,463,702

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CHARGE ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	For the Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(32,782,154)	$(11,664,084)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,312,119	147,903
Stock-based compensation	20,086,367	13,819,067
Stock issued for services	-	278,903
Change in fair value of derivative liabilities	-	400
Amortization of debt discount	7,443,668	982,788
Amortization of debt discount, related party	-	95,127
Amortization of debt issue costs	-	10,438
Loss on foreign currency exchange	86,191	533,663
Net (income) loss from investments	1,022,375	(4,261,328)
Other (income) expense, net	(854,850)	-
Income tax (benefit) expense	(1,589,620)	(3,195,383)
Changes in working capital requirements:
Accounts receivable	(1,733,639)	5,630,739
Accrued revenue	3,842,574	(654,303)
Inventory	(57,360)	(25,759)
Deposits, prepaids and other current assets	(304,368)	2,317,539
Other assets	(29,538)	(103,260)
Costs in excess of billings	(7,288,173)	-
Accounts payable	27,162,062	(3,031,568)
Accrued expenses	1,235,985	482,204
Other current liabilities	(173,601)	-
Deferred revenue	(1,741,320)	-
Other comprehensive income	(571)	(82,086)
Net cash used in operating activities	15,636,147	1,281,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(70,542)	(801,254)
Sale of intellectual property	159,434	-
Purchase of marketable securities	(43,255,509)	(42,529,309)
Sale of marketable securities	34,901,415	39,731,309
Purchase of non-marketable securities	-	(100,000)
Acquisition of ANS	-	(12,948,324)
Acquisition of EV Depot	(1,231,250)	-
Cash acquired in acquisition	104,485	40,940
Net cash (used in) provided by investing activities	(9,391,967)	(16,606,638)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from issuance of notes payable	-	10,000,000
Cash receipts from issuance of convertible notes payable	-	5,000,000
Proceeds from sale of Common Stock	10,000,025	-
Proceeds from sale of Series C Preferred Stock	10,845,000	-
Proceeds from exercise of warrants	1,072,424	-
Proceeds from exercise of stock options	20,000	-
Draws from revolving line of credit, net	859,075	(703,650)
Cash paid for contingent liability	-	(61,232)
Payment on financing lease	(102,295)	(7,525)
Payment of dividends	(498,598)	-
Net cash provided by financing activities	22,195,631	14,227,593

Foreign currency adjustment	(96,770)	(485,222)

NET INCREASE IN CASH AND CASH EQUIVALENTS	28,343,041	(1,583,267)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	18,238,264	11,629,303
CASH AND CASH EQUIVALENTS, END OF PERIOD	$46,581,305	$10,046,036

Supplemental disclosure of cash flow information Cash paid for interest expense	$1,476,842	$247,900

Non-cash investing and financing activities:
Issuance of Series B Preferred Stock for acquisition	-	6,850,000
Issuance of common stock for acquisition	$17,530,278	$-
Debt discount associated with promissory notes	$-	$4,296,911

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Non-GAAP Measures

In this press release, the Company has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) with the following financial measures that are not calculated in accordance with GAAP: EBITDA and Adjusted EBITDA. Management uses both GAAP and non-GAAP measures to assist in making business decisions and assessing overall performance. The Company’s measurement of these non-GAAP financial measures may be different from similarly titled financial measures used by others and therefore may not be comparable. These non-GAAP financial measures should not be considered superior to the GAAP measures in the tables included within this material.

Certain information presented in this press release reflects adjustments to GAAP measures such as EBITDA and Adjusted EBITDA as an additional way of assessing certain aspects of the Company’s operations that, when viewed with the GAAP financial measures, provide a more complete understanding of its on-going business. EBITDA is defined as income (loss) before interest, income taxes, depreciation and amortization, and amortization of debt discount and debt issue costs. Adjusted EBITDA represents EBITDA adjusted for stock-based compensation, income (loss) from investments, net, other (income) expense, net, and foreign exchange adjustments.

CHARGE ENTERPRISES, INC.

NON-GAAP RECONCILIATION

	As Reported		As Reported
$ in thousands)	Three months ended June 30,		Six months ended June 30
	2022	2021	2022	2021
Adjusted EBITDA:
Net income (loss)	$(19,642)	$(10,085)	$(32,782)	$(11,664)
Income tax expense (benefit)	(12)	(2,010)	(1,590)	(3,193)
Interest expense	746	268	1,481	449
Depreciation & Amortization	1,103	98	1,312	148
Amortization of debt discount	6,414	921	7,444	983
Amortization of debt discount, related party	-	-	-	95
EBITDA	(11,391)	(10,808)	(24,135)	(13,182)
Adjustments:
Stock based compensation	9,761	9,230	20,504	13,794
(Income) loss from investments, net	912	(860)	1,022	(4,261)
Other (income) expense, net	(715)	11	(914)	11
Foreign exchange adjustments	(169)	61	86	513
Adjusted EBITDA	$(1,602)	$(2,366)	$(3,437)	$(3,125)

	Proforma		Proforma
($ in thousands)	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Adjusted EBITDA:
Net income (loss)	$(19,642)	$(8,416)	$(32,709)	$(9,373)
Income tax expense (benefit)	(12)	(1,879)	(1,590)	(3,061)
Interest expense	746	276	1,481	470
Depreciation & Amortization	1,103	196	1,312	382
Amortization of debt discount	6,414	921	7,444	983
Amortization of debt discount, related party	-	-	-	95
EBITDA	(11,391)	(8,902)	(24,062)	(10,504)
Adjustments:
Stock based compensation	9,761	9,230	20,504	13,794
(Income) loss from investments, net	912	(860)	1,022	(4,261)
Other (income) expense, net	(715)	(2,077)	(914)	(2,094)
Foreign exchange adjustments	(169)	61	86	513
Adjusted EBITDA	$(1,602)	$(2,548)	$(3,364)	$(2,552)

13